Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of February 23, 2007 (the "Amendment”), is executed by and among HURON CONSULTING GROUP INC., a Delaware corporation (the “Borrower” or the "Company"), HURON CONSULTING GROUP HOLDINGS LLC, a Delaware limited liability company ("HCG”), WELLSPRING MANAGEMENT SERVICES LLC, formerly known as SPELTZ & WEIS LLC, a Delaware limited liability company ("WMS"), Huron (UK) LIMITED, a UK limited liability company ("Huron UK"), AAXIS TECHNOLOGIES, INC., a Virginia corporation ("ATI"), FAB ADVISORY SERVICES, LLC, an Illinois limited liability company ("FAB"), GLASS & ASSOCIATES, INC., a Delaware corporation ("GLASS"), GLASS EUROPE LIMITED, a United Kingdom Private Company ("GEL"), THE PWS GROUP, INC., a Delaware corporation ("PWS"), WELLSPRING PARTNERS, LTD., a Delaware corporation ("Wellspring"), and WELLSPRING VALUATION, LTD., a Delaware corporation ("WVL") (each of HCG, HCS, WMS, Huron UK, ATI, FAB, Glass, GEL, PWS, Wellspring and WVL being referred to herein as a “Guarantor” and collectively referred to herein as the “Guarantors”), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "Administrative Agent"), Arranger and Lender (“LaSalle”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as Co-Syndication Agent and Lender (“JPMorgan”), FIFTH THIRD BANK, a Michigan banking corporation, as Co-Syndication Agent and Lender (“Fifth Third”), BANK OF AMERICA, N.A., a national banking association, as Lender ("BA"), and NATIONAL CITY BANK, a national banking association, as Lender ("National") (the foregoing first three (3) Lenders, LaSalle, JPMorgan and Fifth Third, shall collectively be referred to herein as the "Original Lenders"; the latter three (3) Lenders, BA, and National shall collectively be referred to herein as the "New Lenders"); and all six (6) Lenders shall collectively be referred to herein as the “Lenders”.

R E C I T A L S:

A.  The Borrower, Administrative Agent, and Original Lenders entered into that certain Credit Agreement dated as of June 7, 2006 (the “Credit Agreement”), providing for the Original Lenders to make Revolving Loans to the Borrower in the aggregate principal amount of up to Seventy-Five Million and 00/100 Dollars ($75,000,000.00) evidenced by the following notes (collectively, the “Original Revolving Notes”): (i) that certain Revolving Note dated as of June 7, 2006 in the maximum principal amount of Thirty-Five Million and 00/100 Dollars ($35,000,000.00) executed by the Borrower in favor of LaSalle and made payable to the order of LaSalle; (ii) that certain Revolving Note dated as of June 7, 2006 in the maximum principal amount of Twenty Million and 00/100 Dollars ($20,000,000.00) executed by the Borrower in favor of JPMorgan and made payable to the order of JPMorgan; and (iii) that certain Revolving Note dated as of June 7, 2006 in the maximum principal amount of Twenty Million and 00/100 Dollars ($20,000,000.00) executed by the Borrower in favor of Fifth Third and made payable to Fifth Third.

B.  In connection with the Credit Agreement, HCS, HCG, Speltz & Weis LLC (now known as WMS) and Huron UK executed that certain Guaranty Agreement dated as of June 7, 2006, and ATI, FAB and Document Review Consulting Services LLC, a Delaware limited liability company (“DRC”) executed that certain Guaranty Agreement dated as of August 14, 2006, both of which Guaranty Agreements were for the benefit of the Lenders (each such Guaranty Agreement being referred to herein as a “Guaranty” and collectively with the Guaranty Agreements referred to in Recital E below as the “Guaranties”) (DRC subsequently was merged into another Guarantor and therefore no longer exists as a separate entity).

C.  Pursuant to that certain First Amendment to Credit Agreement dated as of December 29, 2006 (the "First Amendment"), Borrower, Administrative Agent, and Original Lenders, among other things, increased the maximum amount of principal that may be borrowed under the Credit Agreement to One Hundred Thirty Million and 00/100 Dollars ($130,000,000.00) in order to enable Borrower to consummate the following proposed acquisitions (collectively, the "Acquisitions") in early January, 2007: (i) acquisition of all of the outstanding capital stock of Wellspring; and (ii) acquisition of all of the outstanding capital stock of Glass. Pursuant to the First Amendment, the Amended and Restated Revolving Notes dated December 29, 2006 (collectively, the "Existing Notes") were executed and delivered by Borrower in favor of each of the Original Lenders reflecting the increased Pro Rata Shares of each of the Original Lenders in replacement of the Original Revolving Notes.

D.  Under the First Amendment, Administrative Agent and Lenders consented to the maximum amount of debt to be utilized in connection with the Acquisitions, as such consent was required to be obtained under the Credit Agreement.

E.  Upon the consummation of the Acquisitions, as required by the Credit Agreement, the following Guaranty Agreements were executed: (i) Wellspring and WVL (the Wellspring subsidiary acquired as part of the Acquisitions) executed that certain Guaranty Agreement dated as of January 2, 2007; and (ii) Glass and GEL and PWS (the Glass subsidiaries acquired as part of the Acquisitions) executed that certain Guaranty Agreement dated January 10, 2007,

F.  Borrower has requested that Administrative Agent and Lenders further amend the Credit Agreement to: (i) increase the maximum amount of principal that may be borrowed under the Credit Agreement to One Hundred Seventy-Five Million and 00/100 Dollars ($175,000,000.00), with an "accordian" feature allowing for an additional amount of up to Fifty Million Dollars ($50,000,000.00) in principal to be borrowed; (ii) reduce certain pricing; (iii) modify the covenant with respect to the amount of aggregate debt which may be utilized for an acquisition or series of related acquisitions in order to increase such amount to Forty Million Dollars ($40,000,000.00); (iv) extend the maturity date of the Revolving Loans from May 31, 2011 to February 23, 2012; (v) make a clarification to the covenant concerning restricted payments; and (vi) modify the "use of proceeds" covenant to add an additional Ten Million and 00/100 Dollars ($10,000,000.00) "bucket" for certain specified uses.

G.  New Lenders desire to participate in the increased amount of the Revolving Commitment and to join as parties to the Credit Agreement, as amended, and the Borrower, Administrative Agent and Original Lenders desire to have such participation and joinder by the New Lenders.

H.  Administrative Agent and Lenders have agreed to the modifications to the Credit Agreement requested by Borrower which are set forth in Recital F above, pursuant to and on the terms and conditions set forth below. The term "Credit Agreement", as hereinafter used in this Amendment, shall mean the Credit Agreement as defined in Recital A above, as amended by the First Amendment and this Amendment.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

A G R E E M E N T S:

1.  RECITALS. The foregoing Recitals are hereby made a part of this Amendment.

2.  DEFINITIONS. Capitalized words and phrases used herein without definition shall have the respective meanings ascribed to such words and phrases in the Credit Agreement.

3.  AMENDMENTS TO THE CREDIT AGREEMENT.

3.1  Revolving Commitment. The definition of “Revolving Commitment” in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Revolving Commitment” means One Hundred Seventy-Five Million and 00/100 Dollars ($175,000,000.00), as reduced from time to time pursuant to Section 6.1. The Company may elect, by giving written notice to the Administrative Agent, during the term of this Agreement to increase the Revolving Commitment by up to Fifty Million and 00/100 Dollars ($50,000,000.00); provided that at the time of such election, and after giving effect to such election, there is and would be no Unmatured Event of Default or Event of Default. Upon such election, the Administrative Agent will act on a best efforts basis to arrange for Lenders to provide such increase, with any arrangement fees to be agreed upon between LaSalle and the Company. No Lender will be obligated to provide any of such increase unless it approves of such increase in writing."

3.2  Annex A. Annex A to the Credit Agreement is hereby amended to read in its entirety as set forth in Annex A to this Amendment.

3.3  Termination Date. The definition of “Termination Date” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

"The earlier to occur of (a) February 23, 2012 or (b) such other date on which the Commitments terminate pursuant to Section 6 or 13. "

3.4  Revolving Note. All references in the Loan Agreement to the “Revolving Note”, “Note” or “Notes” (collectively, the “Notes”) shall be deemed to be references to the Replacement Notes (as defined below). Borrower shall execute and deliver: (i) Notes in the form of Exhibit "A" hereto in favor of each of the Original Lenders which shall replace the Existing Notes and reflect the modified Pro Rata Shares of each of the Existing Lenders set forth in Annex A to this Amendment; and (ii) Notes in the form of Exhibit "B" hereto in favor of each of the New Lenders which shall reflect the Pro Rata Shares of such New Lenders set forth in Annex A to this Amendment (the Notes in subsections (i) and (ii) of this Section 3.4 shall collectively be referred to herein as the "Replacement Notes").

3.5  Applicable Margin. (a) The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended so as to modify the pricing chart included within such definition to read in its entirety as follows:

Level	Total Debt to EBITDA Ratio	LIBOR Margin	Base Rate Margin	Non-Use Fee Rate	L/C Fee Rate
I	Greater than 2.50:1	125.0 bps	0 bps	22.5 bps	125.0 bps

II	Greater than 2.00:1 but less than or equal to 2.50:1	112.5 bps	0 bps	22.5 bps	112.5 bps

III	Greater than 1.50:1 but less than or equal to 2.00:1	87.5 bps	0 bps	20.0 bps	87.5 bps

IV	Greater than 1.00:1 but less than or equal to 1.50:1	75.0 bps	-50.0 bps	17.5 bps	75.0 bps

V	Greater than .50:1 but less than or equal to 1.00:1	62.5 bps	-50.0 bps	15.0 bps	62.5 bps

VI	Less than or equal to .50:1	50.0 bps	-50.0 bps	12.5 bps	50.0 bps

3.6  Aggregate Debt Covenant. Section 11.4(a)(iii)(C) of the Credit Agreement is hereby amended to increase the reference therein of Thirty Million and 00/100 Dollars ($30,000,000.00) to Forty Million and 00/100 Dollars ($40,000,000.00). Accordingly, such section is hereby amended to read in its entirety as follows:

"(C) The aggregate debt utilized by the Loan Parties (including any Debt assumed or issued in connection therewith, the amount thereof to be calculated in accordance with GAAP) in connection with such Acquisition (or any series of related Acquisitions) is less than $40,000,000.00."

3.7  Restricted Payments. Section 11.3(ii) of the Credit Agreement is hereby amended to read in its entirety as follows:

"(ii) so long as no Event of Default or Unmatured Event of Default exists or would result therefrom, the Company may make such restricted payments in an amount up to $10,000,000.00 plus 50% of the quarterly Consolidated Net Income (adjusted for non-cash stock compensation expense), plus 50% of the aggregate Net Cash Proceeds received with respect to any issuance of Capital Securities. "

3.8  Use of Proceeds. Section 10.6 of the Credit Agreement is hereby amended to read in its entirety as follows:

"10.6  Use of Proceeds. Use the proceeds of the Loans, and the letters of Credit solely to refinance amounts outstanding under the Amended and Restated Loan and Security Agreement among the Loan Parties and LaSalle dated February 10, 2005, as amended from time to time, for working capital purposes, and for Acquisitions permitted by Section 11.4, for capital expenditures and for other general business purposes, and may use up to $10,000,000.00 of such proceeds per Fiscal Year to purchase or redeem its Capital Securities, and may use up to an additional $10,000,000.00 of such proceeds per fiscal year to: (a) make any distribution to any holders of its Capital Securities, (b) pay any management fees or similar fees to any of its equity holders or any Affiliate thereof, or (c) make any redemption, prepayment, defeasance, repurchase or any other payment in respect of any debt subordinated to Lenders or set aside funds for any of the foregoing. The Company shall not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate or incidental or ultimate, of "purchasing or carrying" any Margin Stock.

4.  COMMITMENT FEE. In addition to any other fees payable by Borrower in connection with the Credit Agreement, Borrower shall pay to Administrative Agent, for the benefit of the New Lenders, an upfront commitment fee equal to seven and one-half basis points (0.075%) of the increase in the maximum amount of the Revolving Commitment (which increase is equal to Forty-Five Million Dollars ($45,000,000.00) as a result of this Amendment. Such fee shall be payable at the time of the Borrower's execution and delivery to Administrative Agent of this Amendment and shall be deemed fully earned and non-refundable when paid.

5.  AGENT FEE LETTER. Contemporaneous with the execution and delivery by Borrower of this Amendment, Borrower shall execute and deliver an Agent Fee Letter in form and substance satisfactory to Administrative Agent.

6.  JOINDER OF NEW LENDERS; CO-SYNDICATION AGENT. The parties hereto hereby acknowledge that the New Lenders are hereby added as parties to the Credit Agreement, as amended by the First Amendment and this Amendment. Each of the New Lenders hereby agrees to be a party to, and be bound by, the terms and conditions of the Credit Agreement, as so amended. All references in the Credit Agreement or in any of the Guaranties or any of the other Loan Documents to the term "Lenders" or "any Lender" shall include the New Lenders. Annex B to the Credit Agreement, which sets forth the addresses of each of the parties to the Credit Agreement for purposes of notices, is hereby amended to read in its entirety as set forth in Annex B to this Amendment. The parties further acknowledge that Fifth Third is now serving as a Co-Syndication Agent with JPMorgan.

7.  REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower hereby certifies, represents and warrants to the Bank that:

7.1  Organization. The Borrower is a corporation validly existing and in good standing under the laws of the State of Delaware. The Borrower is duly qualified to do business in each jurisdiction where the nature of its activities requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect. The Articles of Incorporation and Bylaws, Borrowing Resolutions and Incumbency Certificate of the Borrower have not been changed or amended since the most recent date that certified copies thereof were delivered to the Bank.

7.2  Authorization. The Borrower is duly authorized to execute and deliver this Amendment and is duly authorized to borrow monies under the Credit Agreement, as amended hereby, and to perform its Obligations under the Credit Agreement, as amended hereby.

7.3  No Conflicts. The execution and delivery of this Amendment, the borrowings under the Credit Agreement, as amended hereby, and the performance by the Borrower of its Obligations under the Credit Agreement, as amended hereby, do not require any consent or approval of any governmental agency or authority and do not conflict with any provision of law or of the Certificate of Incorporation or Bylaws of the Borrower or any agreement binding upon the Borrower (except for any such agreement the conflict with which would not have a Material Adverse Effect) .

7.4  Validity and Binding Effect. The Credit Agreement, as amended by the First Amendment and hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity.

7.5  Compliance with Credit Agreement. The representations and warranties set forth in Section 9 of the Credit Agreement, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, with the exception that all references to the financial statements shall mean the financial statements most recently delivered to the Administrative Agent and except for such changes as are specifically permitted under the Credit Agreement. In addition, the Borrower has complied with and is in compliance with all of the covenants set forth in the Credit Agreement.

7.6  No Event of Default. As of the date hereof, no Event of Default under the Credit Agreement, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing.

8.  CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by the Administrative Agent of the following:

8.1  Amendment. This Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders.

8.2  Replacement Notes. The Replacement Notes in favor of each of the Lenders executed by the Borrower.

8.3  Agent Fee Letter and Fees. The Agent Fee Letter executed by the Borrower and the payment of the upfront fees payable thereunder by the Borrower, with such amount payable upon the execution and delivery of this Amendment by the Borrower to the Administrative Agent.

8.4  Resolutions. A certified copy of resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and the related loan documents.

8.5  Affirmation of Guaranties. The Affirmation of Guaranties executed by the Guarantors in the form attached hereto.

8.6  Other Documents. Such other documents, certificates, resolutions and/or opinions of counsel as the Bank may request.

9.  GENERAL.

9.1  Governing Law; Severability. This Amendment shall be construed in accordance with and governed by the laws of Illinois, without regard to conflicts of laws principles. Wherever possible each provision of the Credit Agreement, the First Amendment and this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Credit Agreement, the First Amendment or this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Credit Agreement, the First Amendment and this Amendment.

9.2  Successors and Assigns. This Amendment shall be binding upon the Borrower, the Guarantors and the Administrative Agent, Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Guarantors, the Administrative Agent and the Lenders and the successors and assigns of the Administrative Agent and the Lenders.

9.3  Continuing Force and Effect of Loan Documents, Guaranties. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Credit Agreement, the First Amendment and the other Loan Documents are incorporated by reference herein, and in all respects, shall continue in full force and effect. The Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Credit Agreement, the First Amendment and the other Loan Documents. Each of the Guarantors, by execution of this Amendment, hereby reaffirms, assumes and binds themselves to all of the obligations, duties, rights, covenants, terms and conditions that are contained in their respective Guaranties.

9.4  References to Credit Agreement. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import, and each reference to the Credit Agreement in any and all instruments or documents delivered in connection therewith, shall be deemed to refer to the Credit Agreement, as amended by the First Amendment and hereby.

9.5  Expenses. The Borrower shall pay all reasonable costs and expenses in connection with the preparation of this Amendment and other related loan documents, including, without limitation, reasonable attorneys’ fees and time charges of attorneys who may be employees of the Administrative Agent or any of the Lenders or any affiliate or parent of any of such parties. The Borrower shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.

9.6  Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Credit Agreement as of the date first above written.

BORROWER:

HURON CONSULTING GROUP INC.,
a Delaware corporation
By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge _________________
Title: _CFO _________________________

GUARANTORS:

HURON CONSULTING GROUP HOLDINGS LLC,
a Delaware limited liability company

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge _________________
Title: _CFO _________________________

HURON CONSULTING SERVICES LLC, a Delaware limited liability company

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge _________________
Title: _CFO _________________________

WELLSPRING MANAGEMENT SERVICES LLC,
formerly known as SPELTZ & WEIS LLC, a Delaware limited liability company

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge _________________
Title: _CFO _________________________

HURON (UK) LIMITED, a UK limited liability company

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge _________________
Title: _CFO _________________________

AAXIS TECHNOLOGIES, INC., a Virginia corporation

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge _________________
Title: _CFO _________________________

FAB ADVISORY SERVICES, LLC, an Illinois limited liability company

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge _________________
Title: _CFO _________________________

GLASS & ASSOCIATES, INC., a Delaware corporation

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge _________________
Title: _CFO _________________________

GLASS EUROPE LIMITED, a United Kingdom Private Company

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge _________________
Title: _CFO _________________________

THE PWS GROUP, INC., a Delaware corporation

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge _________________
Title: _CFO _________________________

WELLSPRING PARTNERS, LTD., a Delaware corporation

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge _________________
Title: _CFO _________________________

WELLSPRING VALUATION, LTD., a Delaware corporation

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge _________________
Title: _CFO _________________________

LENDERS:

LASALLE BANK NATIONAL ASSOCIATION,
a national banking association, as Administrative Agent, Arranger and Lender

By: _/s/ David Bacon__________________
Name: _David Bacon __________________
Title: _FVP__________________________

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as Co-Syndication Agent and Lender

By: _/s/ Nathan Margol ________________
Name: _Nathan Margol_________________
Title: _Vice President __________________

FIFTH THIRD BANK,
a Michigan banking corporation, as Co-Syndication
Agent and Lender

By: _/s/ Bruce Rudolph _______________
Name: _Bruce Rudolph________________
Title: _Portfolio Manager_______________

BANK OF AMERICA, N.A.,
a national banking association, as Lender

By: _/s/ Daniel J. McHugh _____________
Name: _Daniel J. McHugh______________
Title: _Senior Vice President_____________

NATIONAL CITY BANK,
a national banking association, as Lender

By: _/s/ Stephanie A. Kline _____________
Name: _Stephanie A. Kline______________
Title: _Vice President __________________

AFFIRMATION OF GUARANTIES

This affirmation of Guaranties ("Affirmation") is made by each of the undersigned Guarantors with respect to that certain Second Amendment to Credit Agreement of even date herewith (the "Second Amendment"), to which this Reaffirmation is attached, executed by and among Huron Consulting Group Inc. a Delaware corporation (the "Borrower"), the undersigned Guarantors, and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the "Administrative Agent"), Arranger and Lender, JPMORGAN CHASE BANK NATIONAL ASSOCIATION, a national banking association, as Co-Syndication Agent and Lender, FIFTH THIRD BANK, a Michigan banking corporation, as Co-Syndication Agent and Lender, BANK OF AMERICA, N.A., a national banking association, as Lender, and NATIONAL CITY BANK, a national banking association, as Lender (the foregoing six Lenders shall collectively be referred to herein as the "Lenders"). All capitalized terms used herein and not defined shall have the meanings assigned to them in the respective Guaranty Agreements (each referred to herein as a “Guaranty”) to which each such Guarantor is a party, as referenced in Recitals B and E to the Second Amendment. The definition of "Loan Documents" in the Credit Agreement shall include each such Guaranty.

Each of the Guarantors hereby expressly: (a) consents to the execution by the Borrower, the Administrative Agent and the Lenders of the Second Amendment; (b) acknowledges that the Company Obligations of the Borrower means all of the "Obligations" of the Borrower as defined in the Credit Agreement, as amended by the First Amendment to Credit Agreement dated as of December 29, 2006 and the Second Amendment and as such may be further amended from time to time, and as evidenced by the Replacement Notes (as defined in the Second Amendment), as modified, extended and/or replaced from time to time, and that the obligations with respect to each Guarantor, means all of "Guarantor Obligations", arising under such Guarantor’s respective Guaranty; (c) acknowledges that such Guarantor does not have any set-off, defense, or counterclaim to the payment or performance of any or all of the Guarantor Obligations of such Guarantor under its respective Guaranty; (d) reaffirms, assumes and binds itself in all respects to all of the Guarantor’s obligations, liabilities, duties, covenants, terms and conditions that are contained in its respective Guaranty; (e) agrees that all Guarantor Obligations under its respective Guaranty shall continue in full force and that the execution and delivery of the Second Amendment to, and its acceptance by, the Administrative Agent and the Lenders shall not in any manner whatsoever (i) impair or affect the liability of any Guarantor to the Administrative Agent or any Lender under its respective Guaranty, (ii) prejudice, waive, or be construed to impair, affect, prejudice or waive the rights and abilities of the Administrative Agent or any Lender at law, in equity or by statute, against any Guarantor pursuant to its respective Guaranty, and/or (iii) release or discharge, nor be construed to release or discharge, any of the Guarantor Obligations owing to the Administrative Agent or any Lender by any Guarantor under its respective Guaranty; and (f) represents and warrants that each of the representations and warranties made by such Guarantor in any of the documents executed in connection with the Credit Agreement remains true and correct as of the date hereof.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed this Affirmation as of the 23rd day of February, 2007.

GUARANTORS:

HURON CONSULTING GROUP HOLDINGS LLC,
a Delaware limited liability company

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge __________________
Title: _CFO __________________________

HURON CONSULTING SERVICES LLC, a Delaware limited liability company

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge __________________
Title: _CFO __________________________

WELLSPRING MANAGEMENT SERVICES LLC,
formerly known as SPELTZ & WEIS LLC, a Delaware limited liability company

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge __________________
Title: _CFO __________________________

HURON (UK) LIMITED, a UK limited liability company

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge __________________
Title: _CFO __________________________

AAXIS TECHNOLOGIES, INC., a Virginia corporation

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge __________________
Title: _CFO __________________________

FAB ADVISORY SERVICES, LLC, an Illinois limited liability company

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge __________________
Title: _CFO __________________________

GLASS & ASSOCIATES, INC., a Delaware corporation

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge __________________
Title: _CFO __________________________

GLASS EUROPE LIMITED,
a United Kingdom Private Company

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge __________________
Title: _CFO __________________________

THE PWS GROUP, INC., a Delaware corporation

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge __________________
Title: _CFO __________________________

WELLSPRING PARTNERS, LTD., a Delaware corporation

By: _/s/ Gary L. Burge _________________
Name: _Gary L. Burge __________________
Title: _CFO __________________________

WELLSPRING VALUATION, LTD., a Delaware corporation

By: _/s/ Gary L. Burge ________________
Name: _Gary L. Burge _________________
Title: _CFO _________________________